INVESTMENTS IN AFFILIATES - Components (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 374,729	$ 374,729
Dividend	(33,363)	(125)
Equity in net earnings (losses) of other affiliates	8,698	(6,948)
Share of other comprehensive income of the entities accounted for under equity method	854	0
Equity in net assets of affiliates	$ 350,918	$ 367,656	$ 22,529